Exhibit 10.1

When recorded, return to:

State Farm Insurance Companies
One State Farm Plaza, E-3
Bloomington, Illinois  61710-0001
Attention:	Robert B. O'Dell, Esq.
Investment Counsel

RENEWAL, EXTENSION AND MODIFICATION AGREEMENT

This RENEWAL, EXTENSION AND MODIFICATION AGREEMENT (this "Agreement") is entered into this ___ day of October, 2010, but is effective for all purposes as of the 1st day of October, 2010, by and among STATE FARM BANK, F.S.B., an Illinois corporation ("Lender"), and BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership ("Borrower").

WITNSSETH:

WHEREAS, on or about September 8, 2005, Borrower executed that certain Promissory Note ("Note") dated such date in the original principal sum of $22,000,000.00, payable to the order of Lender;

WHEREAS, the Note is secured by (i) that certain Deed of Trust and Security Agreement, granted by Borrower to Alfred G. Kyle, Trustee, for the benefit of Lender, encumbering the real property described in Exhibit A attached hereto and recorded September 12, 2005, under cc# 2005-0127632 in the Real Property Records of Collin County, Texas (the "Mortgage"), and (ii) that certain Assignment of Rents and Leases, executed by Borrower in favor of, and for the benefit of, Lender and recorded September 12, 2005, under cc# 2005-0127631 in the Real Property Records of Collin County, Texas (the "Assignment") [the Note, the Mortgage, the Assignment and all of the documents representing, evidencing and/or securing the Note and the loan evidenced thereby (the "Loan") are hereinafter referred to as the "Loan Documents"];

WHEREAS, the Loan Documents were previously modified pursuant to that certain First Modification Agreement, dated February 4, 2008;

WHEREAS, the Note is scheduled to mature on October 1, 2010, by its own terms;

WHEREAS, Borrower has requested that Lender extend the maturity of the Loan and the Note; and

WHEREAS, subject to the terms and conditions set forth herein, Lender has agreed to such request.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.           Acknowledgement of Outstanding Balance.  The parties hereto acknowledge that, as of the date this Agreement is entered into by the parties, the outstanding balance under the Note is TWENTY-ONE MILLION and 00/100 DOLLARS ($21,000,000.00) after giving effect to the principal payment of $1,000,000.00 authorized by Borrower and made from the Tenant Improvement Cash Escrow contemporaneously herewith.

RENEWAL, EXTENSION AND MODIFICATION	- 1 -
Loan No. SFB0046

Exhibit 10.1

2.           Renewal and Extension.  The maturity of the Loan is hereby renewed and extended until April 1, 2011 (the "Extended Maturity Date"); provided, however, that the Loan may be further extended for two (2) periods of three (3) months each so long as in each case (i) no Event of Default exists as of the then-in-effect maturity of the Loan, (ii) Borrower pays to Lender on or before the then-in-effect maturity of the Loan a fee for each such extension in an amount equal to $15,000.00, and (iii) Borrower delivers the Extension Notice (herein so called) provided in Exhibit B to Lender at least thirty (30) days prior to the then-in-effect maturity of the Loan.  In furtherance thereof, the definition of "Maturity Date" as set forth in the Note and the other Loan Documents shall refer to the Extended Maturity Date.  The definition of the "Note" as used herein and in the Deed of Trust and the other Loan Documents shall refer to the Note as hereby extended.

3.           Interest Rate.  Notwithstanding anything to the contrary in the Note, commencing on October 1, 2010, the Note Rate shall be four percent (4.00%) per annum.  If the Loan is properly extended beyond April 1, 2011, pursuant to the terms of Section 2 of this Agreement, the Note Rate shall increase to (i) four and one-quarter percent (4.25%) per annum during the first three-month extension commencing on April 1, 2011, and (ii) four and one-half percent (4.50%) per annum during the second three-month extension commencing on July 1, 2011.

4.           Payments.  In accordance with the Note, interest installments shall continue to be paid in monthly installments of the aggregate accrued but unpaid interest on the Principal (as defined in the Note) (each such installment referred to as a "Monthly Payment") on each Regular Payment Date (as defined in the Note); provided, however, that commencing on December 1, 2010, the amount of each Monthly Payment shall be $70,000.00.  A final payment of all outstanding Principal and accrued and unpaid interest thereon shall be due and payable on the date the Note matures whether by lapse of time or acceleration as permitted under the Loan Documents.

5.           Prepayments.  Notwithstanding anything to the contrary in Section IV of the Note, provided Borrower first gives Lender written notice at least thirty (30) days but no more than sixty (60) days before the applicable Prepayment Date, commencing on the effective date hereof, Borrower may prepay the Note in full at the discounted amount of $16,000,000.00 through April 1, 2011 ("Discounted Prepayment").  If the Loan is extended pursuant to the terms of Section 2 of this Agreement, the Discounted Prepayment shall be (i) $16,250,000.00 after April 1, 2011, through July 1, 2011, and (ii) $16,500,000.00 after July 1, 2011, through October 1, 2011.  In addition to the Discounted Prepayment, all other amounts due under the Loan Documents as Indebtedness shall also be paid concurrently with the applicable prepayment.

6.           Lease Approval.  Commencing on the effective date hereof, Borrower must obtain written consent from Lender prior to entering into any new Lease or to incurring leasing costs associated with such new Lease (such approval not to be unreasonably withheld).

RENEWAL, EXTENSION AND MODIFICATION	- 2 -
Loan No. SFB0046

Exhibit 10.1

7.           Tenant Improvement Cash Escrow.  Upon satisfaction of the Reimbursement Requirements (as hereinafter defined), leasing costs incurred from the Terex Corporation will be reimbursed from the Tenant Improvement Cash Escrow held in lieu of the Tenant Improvement Letter of Credit (the "Terex Reimbursement"), subject to a reimbursement limitation equal to the actual permitted leasing costs incurred, but in no event greater than $100,000.00.  The remaining balance of the Tenant Improvement Cash Escrow, after the Terex Reimbursement, will be applied to the outstanding balance of the Loan on the actual execution date of this Agreement.  As used herein, the term “Reimbursement Requirements” shall mean the following: (a) Terex Corporation shall have signed Lender’s form (or other form acceptable to Lender) of Subordination, Nondisturbance and Attornment Agreement and Estoppel Certificate; (b) if tenant improvements have been performed for Terex Corporation, Borrower shall have delivered to Lender a certified statement from Borrower’s contractor stating the actual costs incurred to date with the percentage of tenant improvements; (c) if tenant improvements have been performed for Terex Corporation, Borrower shall have delivered to Lender and the title insurer lien waivers for work performed so that Lender shall receive an original endorsement or certificate updating the effective date of its mortgagee title insurance policy with no exceptions to title other than the Permitted Exceptions (as defined in the Mortgage) and any other exceptions acceptable to Lender; and (d) no Event of Default (as defined in the Mortgage) shall be in existence under any of the Loan Documents as of the date Borrower requests the Terex Reimbursement and no event shall have occurred as of said date which, with the passage of time or the giving of notice or both, would constitute an Event of Default.

8.           Acknowledgment by Borrower.  Except as otherwise specified herein and by the other Loan Documents dated of even date herewith, the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms.  Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lender pursuant to the terms of the Note and Loan Documents as modified hereby; (ii) the escrows for taxes and insurance as required by the Deed of Trust shall continue; (iii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iv) to Borrower's knowledge after due inquiry, the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower in all material respects, (v) to its knowledge, Borrower does not have any set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, this Agreement, any documents mentioned herein or otherwise and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, such items are hereby waived by Borrower, and (vi) neither Borrower, nor Guarantor is released from any of its obligations under the Loan Documents by execution of this Agreement.  NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN OR IN ANY OTHER LOAN DOCUMENT, THIS LOAN IS FULL RECOURSE TO THE BORROWER, THE GENERAL PARTNER OF BORROWER AND THE GUARANTOR (BUT NOT TO ANY LIMITED OR GENERAL PARTNER IN GUARANTOR), PROVIDED, THAT LENDER’S REMEDIES SHALL BE SUBJECT TO AND EXERCISED IN ACCORDANCE WITH THE TERMS OF THE LOAN DOCUMENTS.

9.           Conditions Precedent.  In connection with the execution and delivery hereof and as a conditions precedent to the effectiveness of this Agreement, Borrower shall (i) deliver to Lender (A) an original fully executed counterpart of this Agreement, (B) updated financial statements for Borrower and Guarantor reasonably satisfactory to Lender in all respects, (C) any other documents and information that Lender deems reasonably necessary in connection herewith, and (D) a modification endorsement to the mortgagee policy of title insurance issued to Lender in connection with the Deed of Trust along with evidence that nothing further has been recorded as an exception to title to the Property; (ii) deliver to Lender evidence satisfactory to Lender of the authority of Borrower and Guarantor to enter into this Agreement, and (iii) pay to Lender in immediately available funds (1) a $25,000.00 extension fee, (2) the interest payment due on November 1, 2010, in the amount of $72,222.22, (3) the costs of the most recent appraisal of the Property, and (4) the reasonable fees and expenses of Bank’s counsel incurred in connection with this Agreement.

10.         Additional Documentation.  From time to time, Borrower shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof.

RENEWAL, EXTENSION AND MODIFICATION	- 3 -
Loan No. SFB0046

Exhibit 10.1

11.         Governing Law.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND THE LAW OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN SUCH STATE.  BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS, TEXAS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS.

12.         Time.  Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

13.         Binding Agreement.  This Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Property or any of Borrower's rights, titles or interest in and to the Property or any rights, titles or interests in and to Borrower, except as expressly authorized in this Agreement and in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

14.         Headings.  The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

15.         Construction.  Whenever the context hereof so required, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation.

16.         Counterparts.  To facilitate execution, this Agreement may be executed in as any counterparts as may be convenient or required.  It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party or that the signature and acknowledgment of all persons required to bind any party appear on each counterpart.  All counterparts shall collectively constitute a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto.  Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgement pages.

17.         FINAL AGREEMENT.  THIS AGREEMENT AND THE LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

RENEWAL, EXTENSION AND MODIFICATION	- 4 -
Loan No. SFB0046

Exhibit 10.1

[This space intentionally left blank]

RENEWAL, EXTENSION AND MODIFICATION	- 5 -
Loan No. SFB0046

Exhibit 10.1

EXECUTED as of the date first above written.

LENDER:

STATE FARM BANK, F.S.B., a federal savings bank

By:
Name:
Title:

RENEWAL, EXTENSION AND MODIFICATION	- 6 -
Loan No. SFB0046

Exhibit 10.1

BORROWER:

BEHRINGER HARVARD LANDMARK LP,
a Texas limited partnership

By:	Behringer Harvard Landmark GP, LLC
a Texas limited liability company,
its general partner

By:
Gerald J. Reihsen, Secretary

RENEWAL, EXTENSION AND MODIFICATION	- 7 -
Loan No. SFB0046

Exhibit 10.1

STATE OF ILLINOIS	§
§
COUNTY OF ________	§

This instrument was ACKNOWLEDGED before me on the ____ day of __________, 2010, by _____________, _______________ of STATE FARM BANK, F.S.B., a federal savings bank, on behalf of said bank.

[ SEAL ]	_____________________________________
Notary Public, State of __________________
My Commission Expires:	_____________________________________
______________________	Printed Name of Notary Public

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned authority, on this day personally appeared Gerald J. Reihsen, III, Secretary of Behringer Harvard Landmark GP, LLC, a Texas limited liability company, as general partner of BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of _______________, 2010.

{ SEAL }

Notary Public in and for
the State of Texas

My Commission Expires:
____________________

RENEWAL, EXTENSION AND MODIFICATION	- 8 -
Loan No. SFB0046

Exhibit 10.1

Ratification of Guarantor

By executing this Agreement, the undersigned, as a Guarantor in connection herewith pursuant to a Limited Guaranty (the "Guaranty") dated September 8, 2005, hereby expressly agrees (a) it has received a copy of this Agreement, (b) to the continuing validity of the Guaranty and all duties and obligations thereunder, (c) that its liability under the Guaranty shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Agreement by the parties hereto, and (d) that the Guaranty shall remain in full force and effect and enforceable in accordance with its terms, including, without limitation, the limitation of liability set forth therein.

GUARANTOR:

BEHRINGER HARVARD SHORT-TERM
OPPORTUNITY FUND I LP, a Texas limited
partnership

By:	Behringer Harvard Advisors II LP, a Texas
limited partnership, its general partner

	By:	Harvard Property Trust,, LLC,
a Delaware limited liability
company, its general partner

By:
Gerald J. Reihsen, III, Secretary

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned authority, on this day personally appeared Gerald J. Reihsen, III, Secretary of Harvard Property Trust, LLC, a Delaware limited liability company, the general partner of Behringer Harvard Advisors II LP, a Texas limited partnership, the general partner of BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, a Texas limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and on behalf of said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of _______________, 2010.

Notary Public, State of Texas

Printed Name of Notary Public

My Commission Expires:

RENEWAL, EXTENSION AND MODIFICATION	- 9 -
Loan No. SFB0046

Exhibit 10.1
EXHIBIT A

Legal Description of Real Estate

TRACT I:

BEING a 8.625 acre tract of land out of the McJimp Bays Survey, Abstract No. 65, and being all of Lot 4, City Block N/8763 as recorded in Cabinet J, Slide 500 as Clerk Document #96-0104853, Plat Records of Collin County, Texas (PRCCT), said tract being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found for the intersection of the southeast corner of a called 25.000 acre tract as conveyed to Sabu Villa Estates, Inc. and evidenced in a Special Warranty Deed recorded in Clerk's File Number 95-0057812 ORRPCCT, with the west right-of-way line of the Dallas North Tollway (a variable width right-of-way), said point being the northeast corner of Lot 4, Block N/8763 and the beginning of a curve to the right having a radius of 1899.86 feet, a delta of 02°14'19" and a chord bearing and distance of South 03°48'04" West, 74.22 feet;

THENCE southwesterly along said curve to the right, and along said west line, an arc length of 74.23 feet to a 1/2 inch iron rod found for point of tangency;

THENCE South 04°54'59" West, continuing along said West line, for a distance of 312.11 feet to a 1/2 inch iron rod found for the point of curvature of a curve to the left having a radius of 5784.58 feet, a delta of 01°42'04" and a chord bearing and distance of South 04°03'57" West, 171.74 feet;

THENCE southwesterly, continuing along said west line for an arc length of 171.74 feet to a found "X" in concrete for point of tangency;

THENCE South 03°12'55" West, continuing along said west line, for a distance of 9.09 feet to a found "X" in concrete for corner, said point being the northeast corner of Lot 3, of said Block N/8763;

THENCE South 89°30'17" West, along the north line of said Lot 3, being also the south line of Lot 4 (common line) for a distance of 636.56 feet to a found 5/8 inch iron rod for corner in the east line of Country Brook Section 4, an addition to the City of Dallas according to the map or plat thereof recorded in Clerk's File Number 96-0001181 L.R.C.C.T.;

THENCE North 00°29'43" West, continuing along said east line, for a distance of 473.88 feet to a 5/8 inch iron rod found corner in the north line of said Country Brook Section 4;

THENCE South 89°30'17" West, along said north line, for a distance of 26.30 feet to a 5/8 inch iron rod found for corner in the east line of Landmark Addition, Phase Two, an addition to the City of Dallas according to the Map or Plat recorded in Clerk's File Number 96-0001184 L.R.C.C.T.;

THENCE North 00°29'43" West, leaving said north line and along said east line of Landmark Addition, Phase Two, a distance of 91.12 feet to a 5/8 inch iron rod found for corner in the south line of said Sabu Villa Estates, (Owner's Deed C.C.C. File No. 95-0057812);

THENCE North 89°30'17" East, along said south line for a distance of 712.10 feet to the POINT OF BEGINNING and CONTAINING 375,707 square feet or 8.625 acres of land, more or less.

Exhibit 10.1

TRACT II:

Being a 11.27 acre tract of land out of the McJimp Bays Survey, Abstract No. 85 and being all of Lot 3, City Block N/8763 as recorded in Cabinet J, Slide 500 as Clerk Document #96-0104853, Plat Records of Collin County, Texas (PRCCT), said tract being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found for the intersection of the northeast corner of Lot 5, City Block N/8763, as recorded in Collin County, Texas (DRCCT), with the west right-of-way line of the Dallas North Tollway (a variable width right-of-way);

THENCE South 89°30'17" West, along the north line of Lot 5, a distance of 656.71 feet to a 5/8 inch iron rod found for corner in the east line of Country Brook Section 4, an Addition to the City of Dallas according to the Map or Plat thereof recorded in Clerk's File No. 96-0001181, LRCCT;

THENCE North 45°29'43" West, along said east line, for a distance of 15.41 feet to a 1/2 inch iron found for the point of curvature of a curve to the right having a radius of 50 feet, a delta of 45°00'00" and a chord bearing and distance of North 22°59'43" West, 38.27 feet;

THENCE northwesterly, continuing along said east line and along said curve to the right an arc length of 39.27 feet to a 1/2 inch iron rod found for point of tangency;

THENCE North 00°29'43" West, continuing along said east line, for a distance of 540.84 feet to a 1/2 inch iron rod found for the point of curvature of a curve to the right having a radius of 50.00 feet, a delta of 45°00'00" and a chord bearing and distance of North 22°00'17" East, 38.27 feet;

THENCE northeasterly, continuing along said east line and along said curve to the right an arc length of 39.27 feet to a 1/2 inch iron rod found for point of tangency;

THENCE North 44°30'17" East, continuing along said east line, for a distance of 71.21 feet to a 1/2 inch iron rod found for corner;

THENCE North 00°29'43" West, continuing along said east line for a distance of 54.46 feet to a 5/8 inch iron rod found for corner in the north line of said Lot 3, said line being also the south line of Lot 4, City Block N/8763;

THENCE North 89°30'17" East, along said north line, for a distance of 636.56 feet to a chiseled "X" found for corner in said west right-of—way line of said Dallas Tollway;

THENCE South 03°12'55" West, continuing along said west line, for a distance of 234.96 feet to a 1/2 iron rod found for the point of curvature to the left having a radius of 5054.07 feet, a delta of 03°45'52" and a chord bearing and distance of South 01°19'59" West, 332.00 feet;

THENCE Southwesterly, continuing along said west line for an arc length of 332.06 feet to a 1/2 inch iron rod set for point of tangency;

THENCE South 00°32'57" East, continuing along said west line, for a distance of 5.09 feet to a 1/2 inch iron rod set for the point of curvature of a curve to the left having a radius of 1919.86 feet, a delta of 04°39'25" and a chord bearing and distance of 02°52'40" East, 156.00 feet;

Exhibit 10.1

THENCE Southwesterly, continuing along said west line and along said curve to the left an arc length of 156.04 feet to the POINT OF BEGINNING and CONTAINING 491.22 square feet, or 11.27 acres of land, more or less.

TRACT III:

Non-exclusive Easement Estates as created and defined by that certain Easement and Maintenance Agreement, dated October 28, 1996, filed November 11, 1996, recorded in Clerk's File No. 96-0097230, Real Property Records, Collin County, Texas, Clarification Agreement recorded in Clerk's File No. 96-0107158; and by that certain Declarations of Easements, dated November 11, 1996, filed November 21, 1996, recorded in Clerk's File No. 96-0100329, Real Property Agreements, Collin County, Texas, First Amendment to Declarations of Easements recorded in Clerk's File No. 96-0107156, Real Property Records, Collin County, Texas.

Exhibit 10.1

 EXHIBIT B

Extension Notice

From:	Behringer Harvard Landmark LP
15601 Dallas Parkway, Suite 600
Addison, Texas 75001

To:	State Farm Bank, F.S.B.

1)
The undersigned as _____________________ of Behringer Harvard Landmark GP, LLC, a Texas limited liability company, as the general partner of Behringer Harvard Landmark LP, a Texas limited partnership ("Borrower"), hereby requests a three (3) month extension (an "Extension"), pursuant to the Renewal, Extension and Modification Agreement between Borrower and State Farm Bank, F.S.B., a federal savings bank ("Lender"), dated as of October __, 2010 (the "Second Modification").  Capitalized terms used herein and defined in the Second Modification shall be used herein as so defined.

2)	A.	Extension requested: Borrower hereby requests the Maturity Date be extended until ______ 1, 2011.

B.	Outstanding Principal balance under the Note prior to the requested Extension is $______________.

C.	Outstanding Principal balance under the Note after the requested Extension is $_______________.

3)	The undersigned further represents and warrants to Lender:

A.	Borrower is entitled to receive the requested Extension under the terms and conditions of the Second Modification;

B.	as general partner of Borrower, the undersigned is authorized on behalf of Borrower to execute and deliver this Extension Notice to Lender;

C.	immediately before and after giving effect to the Extension, no Event of Default shall have occurred and be continuing and the making of the Extension shall not cause an Event of Default;

E.	the representations and warranties contained in the Borrower's Certificate and in the other Loan Documents shall be true and correct in all material respects on and as of the date hereof;

Exhibit 10.1

F.	no material changes in the condition of the Premises, including the Improvements (both physical and environmental), shall have occurred from the Extended Maturity Date;

G.	the Premises shall be in compliance with all zoning, building and parking codes; and

H.	no material adverse change has occurred in the financial condition of Borrower and the Guarantor since the Extended Maturity Date.

BEHRINGER HARVARD LANDMARK LP,
a Texas limited partnership

By:	Behringer Harvard Landmark GP, LLC
a Texas limited liability company,
its general partner

By:
Name:
Title:

Exhibit 10.1

ACKNOWLEDGED AND AFFIRMED:

BEHRINGER HARVARD SHORT-TERM
OPPORTUNITY FUND I LP, a Texas limited
partnership

By:	Behringer Harvard Advisors II LP, a Texas
limited partnership, its general partner

	By:	Harvard Property Trust, LLC,
a Delaware limited liability
company, its general partner

By:
Gerald J. Reihsen, III, Secretary